FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is dated as of February 14, 2014 (the “First Amendment Effective Date”) and is entered into between Education Realty Operating Partnership, LP and various subsidiaries thereof (collectively referred to as “Borrower”), the Lenders, and PNC Bank, National Association, as Administrative Agent on behalf of itself and the Lenders.
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of January 13, 2014 (the “Credit Agreement”), where the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders have agreed to so amend the terms and conditions of the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms and Conditions of Credit Agreement. Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.
2.    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the First Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties of such Credit Party set forth in the Credit Agreement or in any other Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which event they were true and correct as of such earlier date.
3.    Ratification of Loan Documents and Guaranties. The Credit Agreement, as hereby amended, and each other Loan Document, are hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Each Guarantor hereby acknowledges, confirms and agrees that its “Obligations” as a Guarantor under, and as defined in, the applicable Guaranty to which it is a party include, without limitation, all Obligations of the Credit Parties at any time and from time to time outstanding under the Credit Agreement, as amended hereby, and each other Loan Document.
4.    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof:
a.    Article 1 of the Credit Agreement is hereby amended as follows:
i.    the definition of “EBITDA” is hereby amended by deleting subsection (a) thereof and replacing same with the following:
“(a) net income (including deferred fee revenue and interest income associated with third party development efforts that have commenced), plus”
b.    Section 2.19(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“(b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, or if a Lender does not vote in favor of any amendment, modification, or waiver to this Agreement or any other Loan Document which requires the vote of such Lender, and the Required Lenders shall have voted in favor of such amendment, modification, or waiver, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to, and upon such demand the affected Lender shall promptly, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.”
c.    Section 9.04(c) of the Credit Agreement is hereby amended by deleting the third to last sentence thereof and replacing same with the following:
“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, except in the case of a Participant asserting any right of set-off pursuant to Section 9.08, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person (other than Borrower) except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or except, upon request of Borrower, the Lender shall provide to Borrower the identity of such participant and the amount of its participation.”
5.    Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 9.02 of the Credit Agreement by, the Administrative Agent and the Lenders:
a.    This Amendment shall have been duly executed and delivered by the Borrower, the Guarantor, and the Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.
b.    The Administrative Agent shall have received a copy of all organization consents and resolutions on the part of each Credit Party necessary for the valid execution, delivery and performance by such Credit Party of this Amendment.
c.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
d.    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
6.    Loan Document. This Amendment shall constitute a Loan Document for all purposes.
7.    Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Administrative Agent and each Lender and their respective successors and assigns.
8.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.
9.    Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
10.    Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.
11.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR TALLAHASSEE I, LLC, a Delaware limited liability company

By: Education Realty Trust, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR OXFORD, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Lawrence LLC, a Delaware limited liability company, its general partner

By: EDR Lawrence, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR TALLAHASSEE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tallahassee, LLC, a Delaware limited liability company, its general partner

By: EDR Tallahassee, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR TAMPA LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tampa, LLC, a Delaware limited liability company, its general partner

By: EDR Tampa, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR CHARLOTTESVILLE LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CHARLOTTESVILLE JEFFERSON LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CHARLOTTESVILLE WERTLAND LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR BERKELEY LP, a Delaware limited partnership

By: EDR Berkeley LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc. a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR ORLANDO LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Orlando LLC, a Delaware limited liability company, its general partner

By: EDR Orlando, Inc., a Delaware corporation, its managing member

By: /s/ Randall H. Brown
Randall H. Brown,
Secretary/Vice President

EDR GAINESVILLE LIMITED PARTNERSHIP, a Florida limited partnership

By: EDR Gainesville GP, LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CARBONDALE, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

DISTRICT ON 5TH TUCSON AZ LLC,
a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

CV EAST LANSING MI LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

PROVINCE KENT OH LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

THE PROVINCE GREENVILLE NC LP, a Delaware limited partnership

By: The Province Greenville NC GP LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

UNIVERSITY VILLAGE TOWERS LP, a Delaware limited partnership

By: University Village Towers LLC, a Delaware limited liability company, its general partner

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

3949 LINDELL LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR LEXINGTON I, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

RETREAT AT STATE COLLEGE, LLC, a Georgia limited liability company

By: State College Housing LLC, a Delaware limited liability company, its sole member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

COTTAGES W. LAFAYETTE IN LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR AUSTIN LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR SYRACUSE, LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

CARROLLTON PLACE, LLC, a Georgia limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR STATESBORO, LLC, a Delaware limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, its managing member

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

EDR SYRACUSE CAMPUS WEST LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EAST EDGE TUSCALOOSA LLC, a Delaware limited liability company

By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By: /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

GUARANTOR:

EDUCATION REALTY TRUST, INC.

By:    /s/ Randall H. Brown
Randall H. Brown, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

PNC BANK, NATIONAL ASSOCIATION
Individually, and as Administrative Agent,

By:    /s/ Andrew T. White
Name:    Andrew T. White
Title:    Senior Vice President

Address:
1600 Market Street, 30th Floor
Philadelphia, Pennsylvania 19103
Attention:    Andrew T. White,
Senior Vice President
Telephone No.: (215) 585-6123
Telecopy No.: (215) 585-5806

REGIONS BANK By: /s/ Lee Surtees Name: Lee Surtees Title: Director Real Estate Corporate Banking
Address: 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Lee Surtees, Director Telephone No.: (205) 264-4860 Telecopy No.: (205) 264-5456

U.S. BANK NATIONAL ASSOCIATION By: /s/ Lori Y. Jensen Name: Lori Y. Jensen Title: Vice President
Address: 1100 Abernathy Road, N.E., Suite 1250 Atlanta, GA 30328 Attention: Lori Y. Jensen Vice President Telephone No.: (770) 512-3118 Telecopy No.: (770) 512-3130

FIFTH THIRD BANK, an Ohio banking corporation By: /s/ Michael P. Perillo Name: Michael P. Perillo Title: Assistant Vice President
Address: 222 S. Riverside Plaza Chicago, IL 60606 Attention: Michael P. Perillo Officer Telephone No.: (312) 704-6829 Telecopy No.: (312) 704-7364

KEYBANK NATIONAL ASSOCIATION By: /s/ Gregory W. Lane Name: Gregory W. Lane Title: Vice President
Address: 225 Franklin 18th FL Boston, MA 02110 Attention: Gregory W. Lane Telephone No.: 617-385-6212 Telecopy No.: 617-385-6292

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